Hartford Money Market HLS Fund

Summary Prospectus

Hartford HLS Funds

May 1, 2010

as last amended November 1, 2010

Class	Ticker
IA	HIAXX
IB	HBMXX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at www.hlsfunds.com/prospectus.  You can also get this information at no cost by calling (800)862-6668 or by sending an e-mail request to prospectus@hlsfunds.com. The Fund’s prospectus dated May 1, 2010 (as amended), statement of additional information dated May 1, 2010 (as amended) and annual report dated December 31, 2009 are incorporated into this summary prospectus by reference.  The Fund’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective:

The Fund seeks maximum current income consistent with liquidity and preservation of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Please note that fees and expenses in this table and the examples below do not include fees and expenses that will be applied at the variable annuity or variable life insurance contract level or by a qualified retirement plan and would be higher if such fees and expenses were included.  You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	IA	IB
Maximum sales charge (load) as a percentage of offering price	Not applicable	Not applicable
Maximum deferred sales charge (load)	Not applicable	Not applicable
Exchange fees	None	None

Annual Fund Operating Expenses

(expenses that are deducted from the fund’s assets)

	IA	IB
Management fees	0.40%	0.40%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.08%	0.08%
Total annual fund operating expenses	0.48%	0.73%

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	Year 1	Year 3	Year 5	Year 10
IA	$49	$154	$269	$604
IB	$75	$233	$406	$906

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to maintain a stable share price of $1.00.  The Fund seeks its goal by purchasing securities which the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), believes offer attractive returns relative to the risks undertaken.  The Fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management.  The Fund’s investments may include (1) banker’s acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.  The Fund may invest up to 100% of its total assets in securities of foreign issuers.

In certain market conditions, the Fund may be more allocated to lower-yielding securities.  The Fund will: (i) maintain a dollar-weighted average portfolio maturity of 60 days or less; and (ii) maintain a dollar-weighted average life to maturity of 120 days or less.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Foreign Investments Risk – Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Income Risk – Falling interest rates create the potential for a decline in the fund’s income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.

Yield Risk – There can be no guarantee that the fund will achieve or maintain any particular level of yield.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordinvestor.com.  The returns:

•                  Assume reinvestment of all dividends and distributions

•                  Would be lower for periods when fee waivers were in place, including all or a portion of distribution and service (12b-1) fees

•                  Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:

•                  Shows how the Fund’s total return has varied from year to year

•                  Shows the returns of Class IA.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  1.57% (4th quarter, 2000)   Lowest  0.00% (4th quarter, 2009)

AVERAGE ANNUAL TOTAL RETURNS.  The table shows returns for the Fund over time compared to those of a broad-based market index.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Average annual total returns for periods ending 12/31/09

Share Classes	1 Year	5 Years	10 Years
Class IA	0.06%	2.92%	2.76%
Class IB	0.05%	2.71%	2.54%
90 Day Treasury Bill Index (reflects no deduction for fees or expenses)	0.15%	2.74%	2.71%

MANAGEMENT.  The Fund’s investment manager is HL Investment Advisors, LLC.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since

Robert Crusha, CFA	Senior Vice President	2002

Jan Grindrod	Portfolio Manager	2010

PURCHASE AND SALE OF FUND SHARES.  The Fund sells its shares at net asset value directly to variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (collectively “Hartford Life”) and certain qualified retirement plans.  You may invest indirectly in the fund through your purchase of a variable annuity or variable life insurance contract issued by a separate account or directly through a qualified retirement plan.  Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable separate account or retirement plan through which you invest.

TAX INFORMATION.  Under current law, qualified retirement plan participants and owners of variable annuity and variable life insurance contracts that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the retirement plan or variable contract. For information concerning the federal tax consequences to the purchasers of a variable annuity or variable life insurance contract, see the prospectus or other disclosure document for such variable contract.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  The Fund is only available as an underlying investment for certain variable annuity and variable life insurance contracts and qualified retirement plans.  The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services.  These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract.  Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment.  Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information.  The disclosure document for your variable contract may contain additional information about these payments.

HLSSUM-MM10
May 1, 2010,

as last amended November 1, 2010